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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       February 19, 1998
                                                 ---------------------------

                            ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                      0-21526                      75-0675400
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(State or other             (Commission                  (IRS Employer
jurisdiction of             File Number)                 Identification No.)
incorporation)



901 W. Walnut Hill Lane, Irving, Texas                   75038-1003
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code       (972) 580-4000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     On February 19, 1998, Zale Corporation (the "Company") announced a stock repurchase program pursuant to which the Company, from time to time and at management's discretion, may purchase up to an aggregate of $40 million of Zale common stock on the open market through the current calendar year.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits.

               99   Press Release issued by the Company on February 19, 1998.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Zale Corporation
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                                           Registrant


                                           By:    /s/ Mark R. Lenz
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                                                  Mark R. Lenz
                                                  Senior Vice President,
                                                  Controller
                                                  (principal accounting officer
                                                  of the registrant)

Date:  February 19, 1998
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
99           Press Release issued by the Company on February 19, 1998.